THE PURISIMA FUNDS

The Purisima All-Purpose Fund (the “Fund”)
Supplement dated October 2, 2012
to the Prospectus dated December 14, 2011

This Supplement updates certain information in the Fund’s Prospectus.  The purpose of this Supplement is to describe important changes to the Fund’s investment objective.  Effective December 14, 2012, the Fund’s investment objective will be changed to read as follows:

The Purisima All-Purpose Fund (the “Fund”) seeks positive total returns over the long-term regardless of market conditions in the U.S. and foreign equity markets.

The following disclosure has also been added on page 2 of the Prospectus in the section titled, “Principal Investment Strategies”:

All-Purpose Strategy.  The Fund anticipates most of the time it will maintain a flexible strategy ranging from completely defensive to very exposed to domestic or global equity markets.  In pursuing that strategy, the Fund may hold some or all of its assets in derivatives, exchange-traded notes, cash or money market instruments, including U.S. Government obligations, sovereign debt, shares of other mutual funds, exchanged-traded funds and repurchase agreements.

* * * * * * * * * * * * *

Please keep this Supplement with your Prospectus.